EXHIBIT 1


                                MBNA Capital E
                                MBNA Capital F
                                MBNA Capital G
                             Preferred Securities
            guaranteed to the extent set forth in the Guarantees by

                               MBNA Corporation
                       --------------------------------
                            Underwriting Agreement

                                                              November 21, 2002

To the Representatives of the several
     Underwriters named in the respective
     Pricing Agreements hereinafter described

Ladies and Gentlemen:

     From time to time MBNA Capital E, MBNA Capital F or MBNA Capital G, each a statutory trust formed under the laws of the State of Delaware (each a "Trust" and collectively, the "Trusts"), and MBNA Corporation, a Maryland corporation (the "Company"), as depositor of each trust and as guarantor, propose to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, that the Trust identified in the applicable Pricing Agreement (such Trust being the "Designated Trust" with respect to such Pricing Agreement) issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its preferred securities (the "Securities") representing undivided beneficial interests in the assets of the Designated Trust. The Securities specified in Schedule II to such Pricing Agreement are referred to as the "Firm Designated Securities" with respect to such Pricing Agreement. If specified in such Pricing Agreement, the Designated Trust may grant to the Underwriters the right to purchase at their election an additional number of Securities, specified in such Pricing Agreement as provided in Section 3 hereof (the "Optional Designated Securities"). The Firm Designated Securities and any Optional Designated Securities are collectively called the "Designated Securities." The proceeds of the sale of the Designated Securities to the public and of common securities of the Designated Trust (the "Common Securities") to the Company concurrently with the sale of the Designated Securities are to be invested in junior subordinated deferrable interest debentures of the Company (the "Subordinated Debentures") identified in the Pricing Agreement with respect to such Designated Securities (with respect to such Pricing Agreement, the "Designated Subordinated Debentures"), to be issued pursuant to a junior subordinated indenture to be dated as of December 18, 1996 (the "Indenture") between the Company and The Bank of New York, as trustee. The Designated Securities may be exchangeable into Designated Subordinated Debentures, as specified in Schedule II to such Pricing Agreement. The Designated Securities will be guaranteed by the Company to the extent set forth in the Pricing

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Agreement with respect to such Designated Securities (the "Designated
Guarantee") (all such Designated Guarantees together, the "Guarantees").

     The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the amended and restated trust agreement identified in such Pricing Agreement (with respect to such Pricing Agreement, the "Trust Agreement").

     1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Designated Securities, for whom the firms designated as representatives of the Underwriters of such Designated Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of any Trust to sell any of the Securities or as an obligation of any of the Underwriters to purchase any of the Securities. The obligation of any Trust to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate number of the Firm Designated Securities, the maximum number of Optional Designated Securities, if any, the initial public offering price of such Firm and Optional Designated Securities or the manner of determining such price, the terms of the Designated Securities, including the terms on which and terms of the securities into which the Designated Securities will be exchangeable, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, the number of such Designated Securities to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Firm and Optional Designated Securities, if any, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

     2. The Designated Trust and the Company, jointly and severally, each represents and warrants to, and agrees with, each of the Underwriters that:

          (a) A registration statement on Form S-3 (File Nos. 333-45814, 333-45814-02, 333-45814-03 and 333-45814-04) (the "Initial Registration
     Statement") in respect of the Securities, the Subordinated Debentures and the Guarantees (including the Designated Securities, the Designated Subordinated Debentures and the Designated Guarantees) has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus included therein, to the Representatives for

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

     each of the other Underwriters has been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Act is hereinafter called a "Preliminary Prospectus"); the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, (ii) all exhibits thereto and (iii) the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective but excluding Forms T-1, each as amended at the time such part of the registration statement became effective, being hereinafter collectively called the "Registration Statement"; the prospectus relating to the Securities, the Subordinated Debentures and the Guarantees, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act") to the date of such amendment or supplement, and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of any Trust, if any, and the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filings;

          (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in

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

     all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Designated Trust or the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

          (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder, and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Designated Trust or the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

          (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus as amended or supplemented, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Designated Trust, or by the Company or any of the Company's subsidiaries, other than those in the ordinary course of business, that are material with respect to the Designated Trust, or to the Company and its subsidiaries considered as one enterprise, (C) except for regular dividends, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock and (D) there has been no material increase in the long-term debt of the Company, except such increases as are listed in the Pricing Agreement relating to the Designated Securities;

          (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, with power and

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

     authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

          (f) Each subsidiary of the Company that is a significant subsidiary, as defined in Rule 405 of Regulation C under the Act (each, a "Significant Subsidiary"), has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, except for MBNA America Bank, National Association (the "Bank") and any other bank subsidiary that is a Significant Subsidiary, each of which has been duly organized and is validly existing as a bank under the laws of its jurisdiction of organization, and each Significant Subsidiary has the power and authority (corporate and other) to own its properties and to conduct its business as described in the Prospectus as amended or supplemented;

          (g) Each of the Company and each Significant Subsidiary has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require qualification;

          (h) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

          (i) The Designated Trust has been duly created and is validly existing as a statutory trust in good standing under the laws of the State of Delaware, with power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus as amended or supplemented; all the outstanding beneficial interests in the Designated Trust have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the descriptions thereof contained in the Prospectus as amended or supplemented;

          (j) The Designated Securities have been duly and validly authorized, and, when the Firm Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities and, in the case of any Optional Designated Securities, pursuant to Over-allotment Options (as defined in Section 3 hereof) with respect to such Securities, such Designated Securities will be duly and validly issued and fully paid and non-assessable beneficial interests in the Designated Trust entitled to the benefits provided by the applicable Trust Agreement; the Designated Securities conform to the description thereof contained in the Registration Statement, and the Designated Securities will conform to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

          (k) The Common Securities of the Designated Trust have been duly authorized and, when issued and delivered by the Designated Trust to the Company against payment therefor as set forth in the Trust Agreement, will be duly and validly issued and non-assessable beneficial interests in the Designated Trust and will conform to the description thereof contained in the Prospectus, as amended or supplemented;

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          (l) The Designated Guarantee, the Trust Agreement for the Designated
     Trust, the Designated Subordinated Debentures and the Indenture (the Designated Guarantee, such Trust Agreement, the Designated Subordinated Debentures and the Indenture being collectively referred to as the "Company Agreements") have each been duly authorized and when validly executed and delivered by the Company and, in the case of the Guarantee, by the Guarantee Trustee (as defined in the Guarantee) and, in the case of the Trust Agreement, by the Trustees (as defined in the Trust Agreement) and, in the case of the Indenture, by the Trustee named therein (the "Debenture Trustee"), and, in the case of the Designated Subordinated Debentures, when validly issued by the Company and duly authenticated and delivered by the Debenture Trustee against payment therefore as contemplated by the Company Agreements, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, equitable principles (regardless of whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; the Designated Subordinated Debentures are entitled to the benefits of the Indenture; and the Company Agreements, which will be in substantially the forms filed as exhibits to the Registration Statement, will conform to the descriptions thereof in the Prospectus as amended or supplemented with respect to the Designated Securities to which they relate;

          (m) The issuance by the Company of the Guarantees and the Subordinated Debentures; the compliance by the Company with all of the provisions of this Agreement, any Pricing Agreement, any Over-allotment Option, the Guarantees and the Subordinated Debentures; the execution, delivery and performance by the Company of the Company Agreements; and the consummation of the transactions contemplated herein and therein, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the material property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body (including, without limitation, the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency and the Federal Deposit Insurance Corporation) having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue of the Guarantees or the Subordinated Debentures or the consummation by the Company of the other transactions contemplated by this Agreement, any Pricing Agreement or the Company Agreements, except such as have been or will have been, prior to each Time of Delivery (as defined in Section 4 hereof), obtained under the Act or the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the issuance by the Company of the Guarantees and the Subordinated Debentures;

          (n) The issue and sale of the Designated Securities by the Designated Trust; the compliance by the Designated Trust with all of the provisions of this Agreement, any

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     Pricing Agreement, any Over-allotment Option and the Designated
     Securities; the purchase of the Designated Subordinated Debentures by the Designated Trust; the execution, delivery and performance by the Designated Trust of the Trust Agreement and the consummation of the transactions contemplated herein and therein, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Trust is a party or by which such Trust is bound or to which any of the material property or assets of such Trust is subject, nor will such action result in any violation of the provisions of the Trust Agreement or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Trust or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities and the Common Securities by such Trust, the purchase of the Subordinated Debentures by the such Trust or the consummation by such Trust of the transactions contemplated by this Agreement, the Pricing Agreement or any Over-allotment Option or the Trust Agreement, except such as have been, or will have been, prior to each Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

          (o) Other than as set forth in the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which the Designated Trust, the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, which, if determined adversely to the Designated Trust, the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity (or net assets, as the case may be) or results of operations of the Designated Trust, or the Company and its subsidiaries; and, to the best of the Designated Trust's and the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (p) Each of the Company, the Bank, and the Designated Trust is in substantial compliance with, and conducts its business in substantial conformity with, all applicable laws and governmental regulations; and

          (q) Neither the Designated Trust nor the Company is or, after giving effect to the offering and sale of the Securities, will be, an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

     3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of the Firm Designated Securities, the several Underwriters propose to offer the Firm Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

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     The Designated Trust may specify in the Pricing Agreement applicable to any Designated Securities that the Designated Trust thereby grants to the Underwriters the right (an "Over-allotment Option") to purchase at their election up to the number of Optional Designated Securities set forth in such Pricing Agreement, on the terms set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Designated Securities. Any such election to purchase Optional Designated Securities may be exercised only by written notice from the Representatives to the Designated Trust and the Company, given within a period specified in the Pricing Agreement, setting forth the aggregate number of Optional Designated Securities to be purchased and the date on which such Optional Designated Securities are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives, the Designated Trust and the Company otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

     The number of Optional Designated Securities to be added to the number of Firm Designated Securities to be purchased by each Underwriter as set forth in
Schedule I to the Pricing Agreement applicable to such Designated Securities shall be, in each case, the number of Optional Designated Securities which the Designated Trust and the Company have been advised by the Representatives have been attributed to such Underwriter; provided that, if the Designated Trust and the Company have not been so advised, the number of Optional Designated Securities to be so added shall be, in each case, that proportion of Optional Designated Securities which the number of Firm Designated Securities to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of Firm Designated Securities (rounded as the Representatives may determine to the nearest 100 securities). The total number of Designated Securities to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Firm Designated Securities set forth in Schedule I to such Pricing Agreement plus the aggregate number of Optional Designated Securities which the Underwriters elect to purchase.

     As compensation to the Underwriters of the Designated Securities for their commitments hereunder and under the Pricing Agreement, and in view of the fact that the proceeds of the sale of the Designated Securities will be used by the Designated Trust to purchase the Designated Subordinated Debentures of the Company, the Company agrees to pay at each Time of Delivery to the Representatives, for the accounts of the several Underwriters, the amount set forth in the Pricing Agreement per preferred security for the Designated Securities to be delivered at such Time of Delivery.

     4. Certificates for the Firm Designated Securities and the Optional Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Designated Trust and the Company, shall be delivered by or on behalf of the Designated Trust to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of immediately available funds to an account designated by the Designated Trust, (i) with respect to the Firm Designated Securities, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives, the

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Designated Trust and the Company may agree upon in writing, such time and date being herein called the "First Time of Delivery" and (ii) with respect to the Optional Designated Securities, if any, in the manner and at the time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional Designated Securities, or at such other time and date as the Representatives, the Designated Trust and the Company may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the "Second Time of Delivery". Each such time and date for delivery is herein called a "Time of Delivery".

     5. The Designated Trust and the Company, jointly and severally, each agrees with each of the Underwriters of any Designated Securities:

          (a) To prepare the Prospectus as amended and supplemented in relation to the Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to any Time of Delivery for such Securities which shall be disapproved by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after any Time of Delivery for the Designated Securities and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Designated Trust or the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Designated Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Designated Securities, the Designated Guarantees or the Designated Subordinated Debentures for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information with respect to the registration or sale of the Securities; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Designated Securities, the Designated Guarantees or the Designated Subordinated Debentures for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as

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


     to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Designated Securities, provided that in connection therewith neither the Designated Trust nor the Company shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) To furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Designated Securities, the Designated Guarantees or the Designated Subordinated Debentures and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

          (d) In the case of the Company, to make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with
     Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including at the option of the Company Rule 158);

          (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the last Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any Securities, any other beneficial interests in the assets of any Trust, or any preferred securities or any other securities of any Trust or the Company, as the case may be, which are substantially similar to such Designated Securities (including any guarantee of such securities);

          (f) In the case of the Company, to issue the Guarantee and the Subordinated Debentures concurrently with the issue and sale of the Securities as contemplated herein or in the Pricing Agreement;

          (g) If required by the relevant Pricing Agreement, to use its best efforts to list, subject to notice of issuance, the Designated Securities on the New York Stock Exchange and, if the Company elects to terminate the Designated Trust and to distribute the Designated Subordinated Debentures to the holders of the Designated Securities in liquidation of the Designated Trust, to use its best efforts to list the Designated Subordinated Debentures, subject to notice of issuance, on the New York Stock Exchange prior to such distribution; and

          (h) If the Trust and the Company elect to rely upon Rule 462(b), the Trust and the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the first business day following the date of the Pricing Agreement, and the Trust and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

     6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities, the Guarantees and the Subordinated Debentures under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the reasonable expenses of mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Company Agreement, any Blue Sky and Legal Investment Memoranda, and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities, the Guarantees and the Subordinated Debentures for offering and sale under state securities laws as provided in
Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment survey(s); (iv) any fees charged by securities rating services for rating the Securities and the Subordinated Debentures; (v) any filing fees incident to any required reviews by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities and the issuance of the Guarantees and the Subordinated Debentures; (vi) the cost of preparing certificates for the Securities and the Subordinated Debentures; (vii) the cost and charges of any transfer agent or registrar or dividend disbursing agent; (viii) the fees and expenses of any Trustee, Debenture Trustee and Guarantee Trustee, and any agent of any trustee and the fees and disbursements of counsel for any trustee in connection with any Trust Agreement, Indenture, Guarantee and the Securities; (ix) the cost of qualifying the Securities with The Depository Trust Company; (x) any fees and expenses in connection with listing the Securities and the Subordinated Debentures and the cost of registering the Securities under Section 12 of the Exchange Act; and (xi) all other reasonable costs and expenses incident to the performance of its obligations hereunder and under any Over-allotment Options which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Designated Trust and the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of each Time of Delivery for such Designated Securities, true and correct, the condition that the Designated Trust and the Company shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus as amended or supplemented in relation to such Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with
     Section 5(a) hereof; if the Trust and the Company have elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the first business day following the date of the Pricing Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

          (b) Counsel for the Underwriters shall have furnished to the Representatives such opinion or opinions, dated each Time of Delivery for such Designated Securities, with respect to the incorporation of the Company and the formation of the Designated Trust, the validity of the Designated Securities, the Designated Subordinated Debentures, the Designated Guarantee, the Registration Statement, the Prospectus as amended or supplemented, as well as such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) John W. Scheflen, Corporate Counsel of the Company or other counsel for the Company satisfactory to the Representatives shall have furnished to the Representatives their written opinions, dated each Time of Delivery for such Designated Securities, respectively, in form and substance satisfactory to the Representatives, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

               (ii) Each Significant Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, except for the Bank and any other national bank subsidiary, which has been duly organized and is validly existing under the laws of the United States, and each Significant Subsidiary has the power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that he believes that both the Representatives and such counsel are justified in relying upon such opinions and certificates);

               (iii) The Company and each Significant Subsidiary has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both the Representatives and such counsel are justified in relying upon such opinions and certificates);

               (iv) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

               (v) To such counsel's knowledge and other than as set forth in the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries, or the Designated Trust, is a party or of which any property of the Company or any of its subsidiaries , or the Designated Trust, is the subject which, if determined adversely to the Company or any of its subsidiaries, or the Designated Trust, as the case may be, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries, or the property of the Designated Trust, as the case may be, and to such counsel's knowledge no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (vi) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company;

               (vii) The issuance by the Company of the Designated Guarantee and the Designated Subordinated Debentures, the compliance by the Company with all of the provisions of this Agreement and the Pricing Agreement with respect to the Designated Securities, the execution, delivery and performance by the Company of the Company Agreements and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject; nor will such actions result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body (including, without limitation, the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency and the Federal Deposit Insurance Corporation) having jurisdiction over the Company or any of its properties;

               (viii) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities being delivered at such Time of Delivery or the issuance of the Designated Guarantee and the Designated Subordinated Debentures or the consummation by the Designated Trust or the Company of the transactions contemplated by this Agreement or such Pricing Agreement and the Company Agreements, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters or the issuance of the Designated Guarantee and Designated Subordinated Debentures by the Company; and

               (ix) Although such counsel has not independently verified and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus as amended or supplemented, such counsel has no reason to believe that, as of the date of the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, the Registration Statement or any further amendment thereto made by the Designated Trust or the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial and statistical data therein and the Form T-1 Statements of Eligibility and Qualification of the Trustees, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Designated Trust or the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial and statistical data therein and the Form T-1 Statements of Eligibility and Qualification of the Trustees, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Designated Trust or the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial and statistical data therein and the Form T-1 Statements of Eligibility and

          Qualification of the Trustees, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented that are not filed or incorporated by reference or described as required.

     In giving such opinion, such counsel may rely as to all matters governed by the laws of the State of New York, on the opinion delivered pursuant to
Section 7(d) hereof by Simpson Thacher & Bartlett.

          (d) Simpson Thacher & Bartlett, counsel for the Company, shall have furnished to the Representatives their written opinions, dated each Time of Delivery for such Designated Securities, respectively, in form and substance satisfactory to the Representatives, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland;

               (ii) The Pricing Agreement with respect to the Designated Securities has been duly authorized, executed and delivered by the Company;

               (iii) The statements set forth (i) in the Prospectus under the captions "Description of Junior Subordinated Debt Securities", "Description of Trust Preferred Securities", "Description of Trust Preferred Securities Guarantees" and "Relationship Among the Trust Preferred Securities, the Junior Subordinated Debt Securities and the Guarantees", and (ii) in the Prospectus as amended or supplemented under the captions "Description of the Preferred Securities" and "Description of the Debentures", insofar as they purport to constitute summaries of certain terms of the Designated Securities and the Company Agreements, in each case constitute accurate summaries of the Company Agreements and of the terms of such securities, as set forth in the Company Agreements, in all material respects;

               (iv) The Designated Subordinated Debentures are in the form prescribed in or pursuant to the Indenture, have been duly and validly authorized by the Company by all necessary corporate action and, when completed, executed and authenticated as specified in or pursuant to the Indenture and issued and delivered against payment therefore as specified in the Company Agreements, will be valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, to general equitable principles (whether considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing;

               (v) The Indenture, the Designated Guarantee and the Trust Agreement for the Designated Trust have each been duly authorized, executed and delivered by the Company and, assuming that the Indenture is the valid and legally binding obligation of the Debenture Trustee and the Designated Guarantee is the valid and legally binding obligation of the Guarantee Trustee, the Indenture and the Designated Guarantee constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, to general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Indenture, the Designated Guarantee and the Designated Trust Agreement have been duly qualified under the Trust Indenture Act;

               (vi) The Designated Trust is not an "investment company" within the meaning of and subject to regulation under the Investment Company Act of 1940, as amended; and

               (vii) The Registration Statement and the Prospectus as amended or supplemented, and any further amendments and supplements thereto made by the Designated Trust or the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial and statistical data therein and the Form T-1 Statements of Eligibility and Qualification of the Trustees, as to which such counsel need express no opinion), comply as to form in all material respects with requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; although they have not independently verified and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (iii) of this Section 7(d), they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Designated Trust or the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial and statistical data therein and the Form T-1 Statements of Eligibility and Qualification of the Trustees, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Designated Trust or the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial and statistical data therein and the Form T-1 Statements of Eligibility and Qualification of the Trustees, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Designated Trust or the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial and statistical data therein and the Form T-1 Statements of Eligibility and Qualification of the Trustees, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented that are not filed or incorporated by reference or described as required.

     In giving such opinion, such counsel may rely as to all matters governed by the laws of the State of Maryland, on the opinion delivered pursuant to
Section 7(c) hereof by John W. Scheflen.

          (e) Special Delaware Counsel to the Designated Trust and the Company satisfactory to the Representatives, shall have furnished to the Representatives, the Company and the Designated Trust their written opinion, dated the respective Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that

               (i) The Designated Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Designated Trust as a statutory trust have been made;

               (ii) Under the Delaware Statutory Trust Act and the Trust Agreement, the Designated Trust has the power and authority to own property and conduct its business, all as described in the Prospectus as amended or supplemented;

               (iii) The Trust Agreement constitutes a valid and legally binding obligation of the Company and the Trustees, enforceable against the Company and the Trustees in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (iv) Under the Delaware Statutory Trust Act and the Trust Agreement, the Designated Trust has the power and authority to (a) execute and deliver, and to perform its obligations under, this Agreement and the Pricing Agreement and (b) issue and perform its obligations under the Designated Securities and the Common Securities of the Designated Trust;

               (v) Under the Delaware Statutory Trust Act and the Trust Agreement, the execution and delivery by the Designated Trust of this Agreement and the Pricing Agreement, and the performance by the Designated Trust of its obligations thereunder and thereunder, have been duly authorized by all necessary action on the part of the Designated Trust;

               (vi) The Designated Securities have been duly authorized by the Trust Agreement and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and non-assessable beneficial interests in the Designated Trust and are entitled to the benefits provided by the Trust Agreement; the holders of the Securities, as beneficial owners of the Designated Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided that such counsel may note that the holders of the Securities may be obligated, pursuant to the Trust Agreement, to (a) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Securities certificates and the issuance of replacement Securities certificates and (b) provide security and indemnity in connection with requests of or directions to the Property Trustee (as defined in the Trust Agreement) to exercise its rights and remedies under the Trust Agreement;

               (vii) The Common Securities of the Designated Trust have been duly authorized by the Trust Agreement and are validly issued and represent beneficial interests in the Designated Trust;

               (viii) Under the Delaware Statutory Trust Act and the Trust Agreement, the issuance of the Designated Securities and the issuance of the Common Securities of the Designated Trust are not subject to preemptive rights;

               (ix) The issuance and sale by the Designated Trust of Designated Securities and the Common Securities of the Designated Trust, the execution, delivery and performance by the Designated Trust of this Agreement and the Pricing Agreement, the consummation by the Designated Trust of the transactions contemplated thereby and compliance by the Designated Trust with its obligations thereunder will not violate (a) any of the provisions of the Certificate of Trust of the Designated Trust (including any amendments thereto) or the Trust Agreement, or (b) any applicable Delaware law or administrative regulation;

               (x) Assuming that the Designated Trust derives no income from or connected with services provided within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, no authorization, approval, consent or order of any Delaware court or governmental authority or agency is required to be obtained by the Designated Trust solely in connection with the issuance and sale of the Designated Securities and the Common Securities of the Designated Trust. (In rendering the opinion expressed in this paragraph (x), such counsel need express no opinion concerning the securities laws of the State of Delaware.); and

               (xi) Assuming that the Designated Trust derives no income from or connected with services provided within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, the holders of the Securities (other than those holders of the Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Designated Trust, and the Designated Trust will not be liable for any income tax imposed by the State of Delaware.

          (f) Tax counsel for the Designated Trust and the Company satisfactory to the Representatives shall have furnished to the Representatives their written opinion, dated the respective Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that such firm confirms its opinion set forth in the Prospectus as amended or supplemented under the caption "United States Federal Income Tax Consequences";

          (g) At each Time of Delivery for such Designated Securities, the independent accountants of the Company who have audited the consolidated financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated such Time of Delivery, to the effect set forth in Annex II hereto and as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

          (h) Since the respective dates as of which information is given in the Registration Statement and the Prospectus as amended or supplemented, except as otherwise stated therein, (A) there shall have been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (B) there shall have been no transactions entered into by the Designated Trust or the Company or any of the Company's subsidiaries, other than those in the ordinary course of business, that are material with respect to the Designated Trust or the Company and its subsidiaries considered as one enterprise, (C) except for regular dividends, there shall have been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock and (D) there shall have been no material increase in the long-term debt of the Company, except such increases as are listed in the Pricing Agreement relating to such Securities, the effect of which, in any such case described in Clause (A), (B), (C), or (D), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Underwriters' Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

          (i) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g) under the Act and
     (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock, other than any such surveillance or review in effect on or prior to the date hereof;

          (j) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following:
     (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representative, impractical or inadvisable to proceed with the offering or delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

          (k) If required by the relevant Pricing Agreement, the Designated Securities at each Time of Delivery shall have been duly listed subject to notice of issuance on the New York Stock Exchange;

          (l) No order shall have been issued by any Federal or state bank or securities regulatory authority in respect of the offering of the Designated Securities which would interfere with the offering of the Designated Securities and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company, shall be contemplated by any such authority; and

          (m) The Designated Trust and the Company shall have furnished or caused to be furnished to the Representatives at each Time of Delivery for the Designated Securities certificates of officers of the Designated Trust and the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Designated Trust and the Company herein at and as of such Time of Delivery, as to the performance by the Designated Trust and the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to matters set forth in subsections (a), (h) and (l) of this Section and as to such other matters as the Representatives may reasonably request.

     8. (a) The Designated Trust and the Company, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated

Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any reasonable legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Designated Trust nor the Company shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Designated Trust and the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities.

     (b) Each Underwriter will indemnify and hold harmless the Designated Trust and the Company against any losses, claims, damages or liabilities to which the Designated Trust or the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Designated Trust and the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Designated Trust and the Company for any legal or other expenses reasonably incurred by the Designated Trust or the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify such indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Designated Trust and the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party fails to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Designated Trust and the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Designated Trust and the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Designated Trust and the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Designated Trust and the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Designated Trust, the Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection
(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the other provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

     (e) The obligations of the Designated Trust and the Company under this
Section 8 shall be in addition to any liability which the Designated Trust and the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of any Underwriter and to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Designated Trust and the Company and to each person, if any, who controls the Designated Trust and the Company within the meaning of the Act.

     9. (a) If any Underwriter shall default in its obligation to purchase the Firm Designated Securities or Optional Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Designated Securities or Optional Designated Securities, as the case may be, then the Designated Trust shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Designated Trust that they have so arranged for the purchase of such Securities, or the Designated Trust notifies the Representatives that it has so arranged for the purchase of such Securities, the Representatives or the Designated Trust shall have the right to postpone a Time of Delivery for such Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Designated Trust agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

     (b) If, after giving effect to any arrangements for the purchase of the Firm Designated Securities or Optional Designated Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Designated Trust as provided in subsection (a) above, the aggregate number of such Securities that remain unpurchased does not exceed one-eleventh of the aggregate number of the Firm Designated Securities or Optional Designated Securities, as the case may be, to be purchased at the respective Time of Delivery, then the Designated Trust shall have the right to require each non-defaulting Underwriter to purchase the number of Firm Designated Securities or Optional Designated Securities, as the case may be, that such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Firm Designated Securities or Optional Designated Securities, as the case may be, that such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Designated Securities or Optional Designated Securities, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Firm Designated Securities or Optional Designated Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Designated Trust as provided in subsection (a) above, the aggregate number of Firm Designated Securities or Optional Designated Securities, as the case may be, which remains unpurchased exceeds one-eleventh of the aggregate number of the Firm Designated Securities or Optional Designated Securities, as the case may be, to be purchased at the respective Time of Delivery, as referred to in subsection (b) above, or if the Designated Trust shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Firm Designated Securities or Optional Designated Securities, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Firm Designated Securities or the Over-allotment Option relating to such Optional Designated Securities, as the case may be, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Designated Trust or the Company, except for the expenses to be borne by the Designated Trust and the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in
Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Designated Trust or the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Designated Trust or the Company, or any officer or director or controlling person of the Designated Trust or the Company, and shall survive delivery of and payment for the Securities.

     11. If any Pricing Agreement or Over-allotment Option shall be terminated pursuant to Section 9 hereof, neither the Designated Trust nor the Company shall then be under any liability to any Underwriter with respect to the Firm Designated Securities or Optional Designated Securities with respect to which such Pricing Agreement shall have been terminated except as provided in
Section 6 and Section 8 hereof; but, if for any other reason, Designated Securities are not delivered by or on behalf of the Designated Trust or the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all reasonable out-of-pocket expenses approved in writing by the Representatives, including reasonable fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Designated Trust or the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 6 and Section 8 hereof.

     12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Designated Trust or the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Designated Trust or the Company, respectively, set forth in the Registration Statement, Attention: Chief Financial Officer; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Designated Trust and the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, each Designated Trust, the Company and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of each Designated Trust, the Company and each person who controls any Designated Trust or the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Designated Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Time shall be of the essence with respect to each Pricing Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     15. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof.

Very truly yours,


MBNA Corporation                          MBNA Capital E
                                          By:  MBNA Corporation
                                          as Depositor


By: /s/ Thomas D. Wren                    By:  /s/ Thomas D. Wren
    -----------------------------              -------------------------------
    Name:  Thomas D. Wren                      Name:  Thomas D. Wren
    Title: Vice President and                  Title: Vice President and
            Assistant Treasurer                        Assistant Treasurer


MBNA Capital F                            MBNA Capital G
By:  MBNA Corporation                     By:  MBNA Corporation
as Depositor                              as Depositor


By:                                       By:
    -----------------------------              --------------------------------
    Name:                                      Name:
    Title:                                     Title:


Accepted on behalf of ourselves and the other Underwriters listed in Schedule I to the Pricing Agreement:

Merrill Lynch, Pierce, Fenner & Smith Incorporated

By:  Merrill Lynch & Co.
     (Authorized Attorney)

By:  /s/ Richard W. Ginn
     ------------------------------
     Name:  Richard W. Ginn
     Title:    Vice President

                                                                       ANNEX I

                               Pricing Agreement

[Name(s) of Co-Representative(s),]
  As Representatives of the several
   Underwriters named in Schedule I hereto,

c/o _______________________________
___________________________________
___________________________________
                                                             Date: ____________

Ladies and Gentlemen:

     MBNA Capital __, a statutory trust formed under the laws of the State of Delaware (the "Designated Trust") and MBNA Corporation, a Maryland corporation (the "Company"), propose, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated _______ __, ____ (the "Underwriting Agreement"), to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities" [consisting of Firm Designated Securities and any Optional Designated Securities the Underwriters may elect to purchase]). The principal asset of the Trust consists of debt securities of the Company (the "Subordinated Debentures"), as specified in Schedule II to this Agreement. The Designated Securities will be guaranteed by the Company to the extent set forth in this Agreement with respect to such Designated Securities (the "Guarantee"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth in Schedule II hereto.

     An amendment to the Initial Registration Statement or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, (a) the Designated Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Designated Trust, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Firm Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto and, (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Designated Securities, as provided below, the Designated Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Designated Trust at the purchase price to the Underwriters set forth in Schedule II hereto that portion of the number of Optional Designated Securities as to which such election shall have been exercised.

     The Designated Trust hereby grants to each of the Underwriters the right to purchase at their election up to the number of Optional Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Designated Securities. Any such election to purchase Optional Designated Securities may be exercised by written notice from the Representatives to the Designated Trust and the Company given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Optional Designated Securities to be purchased and the date on which such Optional Designated Securities are to be delivered, as determined by the Representatives, but in no event earlier than the First Time of Delivery or, unless the Representatives and the Designated Trust otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.

     If the foregoing is in accordance with your understanding, please sign and return to us [___] counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Designated Trust and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Designated Trust and the Company for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                           Very truly yours,


                                           MBNA Corporation


                                           By:
                                               --------------------------------
                                                Name:
                                                Title:


                                           MBNA Capital ___

                                           By:  MBNA Corporation,
                                                as Depositor


                                           By:
                                               --------------------------------
                                                Name:
                                                Title:

Accepted as of the date hereof:

[Name(s) of Co-Representative(s)]
 As Representatives of the Underwriters
  Named in Schedule I hereto


By:
    --------------------------------
     Name:
     Title:

                                  SCHEDULE I



                                                   Number of Firm          Maximum Number of
                                                     Designated           Optional Designated
                                                  Securities to be          Securities Which
                             Underwriter              Purchased             May be Purchased
                             -----------

[Names of Underwriters]......................

Total

                                  SCHEDULE II


Designated Trust:

     MBNA Capital __

Title of Designated Securities:

     ____% Capital Securities, Series __
     (Liquidation Amount $__________ per Preferred Security)

Aggregate principal amount:

     Aggregate Liquidation Amount of Designated
     Securities to be sold: $_____________

Price to Public:

     $_____ per each of the Designated Securities

Purchase Price by Underwriters:

     $_____ per each of the Designated Securities

Underwriters' Compensation:

     As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Designated Securities will be used by the Designated Trust to purchase the Subordinated Debentures of the Company, the Company hereby agrees to pay at each Time of Delivery to the Representatives, for the accounts of the several Underwriters, an amount equal to $__________ per preferred security for the Designated Securities to be delivered at each Time of Delivery.

Specified funds for payment of purchase price:

     Immediately available funds

Accountants' Letter to be delivered on date of Pricing Agreement:

     Yes.

Trust Agreement:

     Amended and Restated Trust Agreement dated as of ________ __, ____, between the Company and the Trustees named therein

Indenture:

     Indenture dated as of ________ __, 199_, between the Company and [Debenture Trustee], as Debenture Trustee and Supplemental Indenture No. __ dated as of ________ __, ____, between the Company and the Debenture Trustee (collectively the "Indenture")

Guarantee:

     Guarantee Agreement dated as of ________ __, ____, between Company and [Guarantee Trustee], as Guarantee Trustee

Title of Subordinated Debentures:



Maturity:

     ________ __, ____

Interest Rate:

     ____%

Interest Payment Dates:



Extension Period:



Redemption Provisions:

     [As set forth in the attached pages of the prospectus supplement dated __________]

Sinking Fund Provisions:

     [No sinking fund provisions.]

Listing:

     [Required] [Not Required]

Time of Delivery:

     10:00 a.m., New York City time
     ________ __, ____

Closing Location:



Names and addresses of Representatives:

                                                                      ANNEX II

     Pursuant to Section 7(g) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

          (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

          (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited (and, if applicable, prospective financial statements and/or pro forma financial information examined) by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

          (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

          (iv) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

     (A) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

     (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

     (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause
(B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

     (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

     (E) as of the date of the most recently available monthly unaudited consolidated financial statements, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or net assets or other items reasonably specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

     (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items reasonably specified by the Representatives, or any increases in any items reasonably specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

     (G) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

     All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.